                                                                   EXHIBIT 10.25

      SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

         This Second Amendment to Amended and Restated Loan and Security Agreement (this "Second Amendment") is dated as of April 30, 2004, by and between ARLINGTON HOSPITALITY, INC., a Delaware corporation ("Borrower") and LASALLE BANK NATIONAL ASSOCIATION, a national banking association ("Bank").

                                    RECITALS

         WHEREAS, the Borrower and the Bank are parties to that certain Amended and Restated Loan and Security Agreement dated as of April 30, 2003 (as the same has previously been amended, as the same is amended hereby and as the same may be further amended, modified or restated from time to time, the "Loan Agreement"), evidencing, among other things, the making of a certain revolving loan by the Bank to the Borrower;

         WHEREAS, the Borrower has informed the Bank that it was in violation of
(i) the Tangible Net Worth covenant contained in Section 10.1 [Tangible Net Worth] of the Loan Agreement for the period ending December 31, 2003 and (ii) the Annual Income covenant contained in Section 10.6 [Annual Income] of the Loan Agreement for the period ending December 31, 2003;

         WHEREAS, the Borrower has now requested that the Bank (i) waive the violations of the Tangible Net Worth and the Annual Income covenants of the Loan Agreement for the period ending December 31, 2003; (ii) amend the Tangible Net Worth covenant contained in Section 10.1 [Tangible Net Worth] of the Loan Agreement pursuant to the terms and conditions contained herein; (iii) amend the Total Liabilities to Worth covenant contained in Section 10.2 [Total Liabilities to Worth] of the Loan Agreement pursuant to the terms and conditions contained herein; and (iv) renew the Revolving Loan for a period of one year to April 30, 2005, among other things; and

         WHEREAS, the Bank has agreed to (i) waive the violations of the Tangible Net Worth and the Annual Income covenants of the Loan Agreement for the period ending December 31, 2003; (ii) revise the Loan Agreement covenants referenced above pursuant to the terms and conditions contained herein; and
(iii) renew the Revolving Loan for a period of one year to April 30, 2005, among other things.

         NOW, THEREFORE, in consideration of the mutual promises herein contained, and for other good and valuable consideration (the receipt, sufficiency and adequacy of which are hereby acknowledged), the parties hereto hereby agree as follows:

         1. Definitions. Terms capitalized herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement, as amended from time to time.

         2. Amendments to Loan Agreement.

The Loan Agreement is hereby modified in the following manner:

         a. The definition of the term "Maturity Date" in Article 1 [DEFINTIONS] of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  "Maturity Date" shall be April 30, 2005, unless extended by the Bank pursuant to any modification, extension, substitution or renewal note executed by the Borrower and accepted by the Bank in its sole and absolute discretion.

         b.       The definition of the term "Revolving Interest Rate" in
                  Article 1 [DEFINTIONS] of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  "Revolving Interest Rate" shall mean a fixed interest rate of ten percent (10%) per annum.

         c.       The definition of the term "Revolving Loan Commitment" in
                  Article 1 [DEFINTIONS] of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  "Revolving Loan Commitment" shall mean (a) Four Million and 00/100 Dollars ($4,000,000.00) until February 27, 2005 and (b)
                  Three Million Five Hundred Thousand and 00/100 Dollars ($3,500,000.00) from and after February 28, 2005; in each case, as may be further reduced by (i) an amount equal to the net proceeds to Borrower or any Subsidiary from the sale of any Mortgaged Premises, after payment of the Senior Mortgage Indebtedness thereon and costs of sale of such Mortgaged Premises (except to the extent the Bank, in its sole discretion, agrees to accept a Mortgage on a Substitute Mortgaged Premises in lieu of a further reduction of its commitment hereunder) or (ii) such other reserves as the Bank determines in its sole discretion.

         d. The definition of the term "Tangible Assets" in Article 1 [DEFINTIONS] of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  "Tangible Assets" shall mean the total of all assets appearing on a consolidated balance sheet of the Borrower prepared in accordance with GAAP (with inventory being valued at the lower of cost or market), after deducting all proper reserves (including reserves for Depreciation, obsolescence and amortization but excluding non-cash impairment charges arising out of the listing or marketing specific hotel properties for sale until the date of the sale of such property, when any loss on the sale shall be recognized) less the sum of (i) goodwill, patents, trademarks, prepaid expenses, deposits, the cash value of any life insurance policies owned by the Borrower, deferred charges and other personal property which is classified as intangible property in accordance with GAAP and (ii) any amounts due from shareholders, affiliates, officers or employees of the Borrower.

         e. The following affirmative covenant is hereby added to the Loan Agreement as Section 9.16 [Collateral Assignment of Proceeds Agreement]:

                  The Borrower covenants and agrees that it will execute a Collateral Assignment of Proceeds Agreement (in the form of Exhibit B attached hereto) and cause any applicable Subsidiary to execute to execute such Collateral Assignment of Proceeds Agreement with respect to any existing or future contracts for the sale of real property of Borrower or any Subsidiary of Borrower contemporaneous with the execution of this Second Amendment or any such contract, as applicable.

         f. Section 10.1 [Tangible Net Worth] of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  Tangible Net Worth. As at June 30, 2004 and as at the end of each of its fiscal quarters thereafter, the Borrower and its Subsidiaries shall maintain consolidated Tangible Net Worth in an amount not less than Eight Million Five Hundred Thousand and 00/100 Dollars ($8,500,000.00).

         g. Section 10.2 [Total Liabilities to Worth] of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  Total Liabilities to Worth. As of the end of each of its fiscal quarters, the Borrower and its Subsidiaries shall maintain a Total Liabilities to Worth Ratio of not greater than 3.50 to 1.00.

         3. Conditions Precedent. The amendments contained in Section 2 herein are subject to, and contingent upon, the Bank receiving each of the following items, each in form and substance acceptable to the Bank, dated of even date herewith:

         a. Amendment. Four duly executed counterparts of this Second Amendment signed by the Borrower;

         b. Substitution Revolving Note. A duly executed Substitution Promissory Note) in the form of Exhibit A attached hereto);

         c. Collateral Assignment of Proceeds Agreement. Duly executed counterparts of Collateral Assignment of Proceeds Agreements (in the form of Exhibit B attached hereto) in connection with the sale of the following real properties: 2820 Hotel Ave., Huntington, Indiana, 2245 Hadley Rd., Plainfield, Indiana and 1314 12th Street SW, LeMars, Iowa, executed by Borrower and the appropriate Subsidiary of Borrower;

         d. Fees. A commitment fee in the amount of $25,000.00 and a covenant waiver fee in the amount of $10,000.00;

         e. Secretary's Certificate. A secretary's Certificate issued by the Secretary of Borrower consisting of the following items:
                  (i) Articles of Incorporation, (ii) By-laws, (iii) a resolution of the directors of Borrower (A) authorizing the execution and delivery of this Second Amendment and the documents contemplated hereby, and (B) consenting to the actions taken by Borrower in connection herewith and (iv) a statement of incumbency; and

         f. Other items. Such other documents, certificates, schedules, exhibits, instruments and agreements as the Bank shall reasonably request

         4. Waiver and Forbearance. The Bank hereby waives (i) the violations created by the Borrower's failure to be in compliance with the Tangible Net Worth covenant contained in Section 10.1 [Tangible Net Worth] of the Loan Agreement as of December 31, 2003 and for any period prior thereto and any Event of Default created thereby, and (ii) the violation created by the Borrower's failure to be in compliance with the Annual Income covenant contained in Section
10.6 [Annual Income] of the Loan Agreement as of December 31, 2003 and for any period prior thereto and any Event of Default created thereby. This waiver shall be a limited waiver for the time period stated herein and shall not constitute a course of conduct or dealing. Additionally, except as expressly provided herein, this Second Amendment shall not constitute a waiver of any existing defaults of the Borrower, and the Bank expressly reserves and retains all of their rights and remedies under the Loan Agreement with respect to this or any other violations or breaches of the Loan Agreement. Moreover, the Bank hereby agrees to forbear from pursuing any of its rights and remedies under the Loan Agreement as a result of the Events of Default created by the Borrower's violation of the Tangible Net Worth covenant contained in Section 10.1 [Tangible Net Worth] of the Loan Agreement as of December 31, 2003 and Borrower's violation of the Annual Income covenant contained in Section 10.6 [Annual Income] of the Loan Agreement as of December 31, 2003, all subject to the terms and provisions hereof.

         5. Representations and Warranties. The Borrower hereby represents and warrants to the Bank that on and as of the date hereof and after giving effect to this Second Amendment:

         a. The Borrower has the power and authority to execute, deliver and perform its obligations under this Second Amendment. This Second Amendment has been duly authorized by all necessary corporate action of the Borrower. This Second Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against each Borrower in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar law affecting creditor's rights generally and general principles of equity;

         b. The execution and delivery of this Second Amendment and the performance by the Borrower of its obligations under the Loan Agreement, as amended hereby, do not and will not conflict with any provision of law or of the charter or bylaws of the Borrower or of any agreement binding upon the Borrower;

         c. As of the date hereof, no Event of Default under the Loan Agreement or event or condition which, with the giving of notice or the passage of time, shall constitute an Event of Default, has occurred or is continuing; and

         d. As of the date hereof, the representations and warranties of the Borrower in the Loan Agreement are true and correct as though made of even date herewith, except to the extent that such representations and warranties expressly relate to an earlier date.

         6. Intentionally Omitted.

         7. Reference to Loan Agreement; No Waiver.

         a. References. Upon the effectiveness of this Second Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement, as amended hereby.

         b. No Waiver. The Bank's failure, at any time or times hereafter, to require strict performance by the Borrower of any provision or term of the Loan Agreement or this Second Amendment shall not waive, affect or diminish any right of the Bank hereafter to demand strict compliance and performance herewith or therewith. Any suspension or waiver by the Bank of a breach of this Second Amendment or any Event of Default under the Loan Agreement shall not suspend, waive or affect any other breach of this Second Amendment or any Event of Default under the Loan Agreement or other Loan Documents, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character. None of the undertakings, agreements, warranties, covenants and representations of the Borrower contained in this Second Amendment, shall be deemed to have been suspended or waived by the Bank unless such suspension or waiver is (i) in writing and signed by the Bank, and (ii) delivered to the Borrower. In no event shall the Bank's execution and delivery of this Second Amendment establish a course of dealing among the Bank, the Borrower or other obligor, or in any other way obligate the Bank to hereby provide any amendments or waivers with respect to the Loan Agreement. The terms and provisions of this Second Amendment shall be limited precisely as written and, except as provided in Section 4 hereof, shall not be deemed (i) to be a consent to or a modification or waiver of any other term or condition of the Loan Agreement or other Loan Documents or (ii) to prejudice any right or remedy which the Bank may now have under or in connection with the Loan Agreement.

         c. Full Force and Effect. The Loan Agreement and other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         8. Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, the Borrower may not assign any of its rights or obligations under this Second Amendment without the prior written consent of Bank.

         9. Severability. Wherever possible, each provision of this Second Amendment shall be interpreted in such a manner so as to be effective and valid under applicable law, but if any provision of this Second Amendment is held to be prohibited by or invalid under applicable law, such provision or provisions shall be ineffective only to the extent of such provision or invalidity, without invalidating the remainder of this Second Amendment.

         10. Governing Law. This Second Amendment shall be deemed to be a contract made under the laws of the State of Illinois, and the rights and obligations of the parties hereunder shall be construed in accordance with and be enforced and governed by the internal laws of the State of Illinois, without regard to choice of law or conflicts of law principles.

         11. Release by the Borrower. In further consideration of Bank's execution of this Second Amendment, the Borrower hereby forever remises, releases, acquits, satisfies and forever discharges the Bank and their successors, assigns, affiliates, officers, employees, directors, agents and attorneys (collectively, the "Releasees") from any and all claims, demands, liabilities, disputes, damages, suits, controversies, penalties, fees, costs, expenses, actions and causes of action (whether at law or in equity) and obligations of every nature whatsoever whether liquidated or unliquidated, known or unknown, matured or unmatured, fixed or contingent, that the Borrower ever had, now have, or may have against or seek from any or all of the Releasees, which arise from or relate to any actions which any or all of the Releasees may have taken or omitted to take prior to the date this Second Amendment was executed, including, without limitation, with respect to the Loan Agreement and other Loan Documents, other than for the Bank's gross negligence or willful misconduct. The Borrower acknowledges that the Bank is specifically relying upon the representations, warranties and agreements contained herein and that such representations, warranties and agreements constitute a material inducement to the Bank in entering into this Second Amendment.

         12. Counterparts. This Second Amendment may be executed in one or more counterparts, each of which taken together shall constitute one and the same instrument, admissible into evidence

         13. Recitals. The Recitals set forth above are hereby incorporated herein and made a part hereof.

         14. No Impairment. The Borrower and the Bank intend that this Second Amendment shall not in any manner constitute a novation and shall in no way adversely affect, diminish or impair the Loan Agreement, the Loan Documents or the liens created thereby securing the payment of the Obligations and that such liens are and shall be and remain prior liens and shall not in any manner be waived or subordinated, the purpose of this Second Amendment being to carry forward all liens security the Obligations, which are acknowledged by the parties hereto to be valid and subsisting.

         15. Further Modifications. The Borrower acknowledges and agrees that by the granting of this Second Amendment, the Bank shall not be in any way obligated to further modify, extend, or amend the Loan Agreement or the Loan Documents, or to forebear or forestall any collection efforts or other remedies it may have under the Loan Agreement or the Loan Documents or at law.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the undersigned have caused this Second Amendment to Loan Agreement to be duly executed and delivered as of the date first above written.


                            BORROWER:

                            ARLINGTON HOSPITALITY, INC., a Delaware
                            corporation


                            By:  /s/ Jerry H. Herman
                                 ----------------------------------------------
                                 Name:  Jerry H. Herman
                                        ---------------------------------------
                                 Title: Chief Executive Officer
                                        ---------------------------------------

                            By:  /s/ James B. Dale
                                 ----------------------------------------------
                                 Name:  James B. Dale
                                        ---------------------------------------
                                 Title: Senior V.P. and Chief Financial Officer
                                        ---------------------------------------

                            Attest:

                            By:  /s/ Leon Vainikos
                                 ----------------------------------------------
                                 Name:  Leon Vainikos
                                        ---------------------------------------
                                 Title: General Counsel
                                        ---------------------------------------


                            BANK:

                            LASALLE BANK NATIONAL ASSOCIATION, a national banking association

                            By:  /s/ Alan L. Clark
                                 ----------------------------------------------
                                 Name:  Alan L. Clark
                                        ---------------------------------------
                                 Title: Senior Vice President
                                        ---------------------------------------

                                    EXHIBIT A
                                     FORM OF

                           SECOND AMENDED AND RESTATED
                                 REVOLVING NOTE

                                                        Chicago, Illinois
$4,000,000.00                                           Dated: April 30, 2004
                                                        Due: April 30, 2005

                  FOR VALUE RECEIVED, ARLINGTON HOSPITALITY, INC., a Delaware corporation (together with its respective successors and assigns, individually and collectively, the "Borrower"), promises to pay to the order of LASALLE BANK NATIONAL ASSOCIATION, a national banking association (the "Bank"), the principal sum of FOUR MILLION AND 00/100 DOLLARS ($4,000,000.00), or, if less, the aggregate unpaid principal amount of all advances made by the Bank to the Borrower hereunder, on April 30, 2005.

                  This Note constitutes the Second Amended and Restated Revolving Note issued pursuant to an Amended and Restated Loan and Security Agreement dated as of April 30, 2003 as amended by that certain First Amendment to Amended and Restated Loan and Security Agreement dated July 14, 2003 and that certain Second Amendment to Amended and Restated Loan and Security Agreement of even date herewith, all of which amended and restated a certain original Loan and Security Agreement dated as of February 1, 2002, which had also been amended by a certain First Amendment to Loan and Security Agreement dated as of August 9, 2002 and a certain Second Amendment to Loan and Security Agreement dated as of December 10, 2002 (collectively all of the foregoing are hereinafter referred to as the "Loan Agreement") by and between the Borrower and the Bank, to which Loan Agreement reference is hereby made for a statement of the terms and conditions under which the Revolving Loans evidenced hereby may be made and a description of the terms and conditions upon which this Note may be prepaid in whole or in part, but shall not constitute payment of that certain Revolving Note dated February 1, 2002, as replaced by that certain Substitute Revolving Note dated December 10, 2002, as replaced by that certain Amended and Restated Revolving Note dated April 30, 2003 or constitute a novation thereof. In case an Event of Default, as defined in the Loan Agreement, shall occur, the entire unpaid principal and accrued interest may be automatically due and payable or may be declared due and payable as provided in the Loan Agreement.

                  The unpaid principal shall bear interest from the date hereof until paid as set forth in the Loan Agreement. Interest shall be payable in accordance with the terms of the Loan Agreement.

                  This Note is subject to optional and mandatory prepayment in certain circumstances, all as set forth in the Loan Agreement.

                  In the event that any installment of the principal of, or interest on, this Note, is not paid when due (whether at stated maturity, by acceleration or otherwise), the entire principal amount outstanding shall bear interest at an annual rate equal to the Revolving Loan Interest

Rate (as defined in the Loan Agreement) plus five percent (5%) per annum, from the due date until all overdue amounts have been paid in full.

                  Payments of both principal and interest are to be made in lawful money of the United States of America at the offices of the Bank at 135 South LaSalle Street, Chicago, Illinois 60603, or at such other place as the holder shall designate in writing to the maker.

                  This Note is secured by a security interest in the Collateral (as defined in the Loan Agreement) and by those certain Mortgages (as defined in the Loan Agreement) dated of even date herewith, each made by a Subsidiary (as defined in the Loan Agreement) for the benefit of the Bank.

                  The maker and all endorsers hereby severally waive presentment for payment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note. Borrower hereby agrees to pay all reasonable fees and expenses incurred by the Bank or any subsequent holder, including the reasonable fees of counsel, in connection with protection and enforcement of the rights of the Bank or any subsequent holder under this Note, including without limitation the collection of any amounts due under this Note and the protection and enforcement of such rights in any bankruptcy, reorganization or insolvency proceeding involving the Borrower.

                  This Note is binding upon Borrower and its successors and assigns and shall inure to the benefit of the Bank and its successors and assigns. This Note is made under and governed by the laws of the State of Illinois, without regard to conflicts of laws principles.

                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, Borrower has executed this Amended and Restated Revolving Note as of the day and year first above written.

                                      ARLINGTON HOSPITALITY, INC.
                                      a Delaware corporation



                                      By:
                                         --------------------------------------
                                      Its:
                                          -------------------------------------
                                      Name:
                                           ------------------------------------


                                  Attest:

                                  By:
                                      -----------------------------------------
                                      Name:
                                            -----------------------------------
                                      Title:
                                            -----------------------------------

                                    EXHIBIT B
                                     FORM OF

                   COLLATERAL ASSIGNMENT OF PROCEEDS AGREEMENT


         THIS COLLATERAL ASSIGNMENT OF PROCEEDS AGREEMENT (this "ASSIGNMENT") is made as of April 30, 2004 between ARLINGTON HOSPITALITY, INC., a Delaware corporation whose address is 2355 South Arlington Heights Road, Arlington Heights, Illinois 60005 and AP HOTELS OF MISSISSIPPI, INC., a [_________] corporation (collectively, the "ASSIGNOR"), and LASALLE BANK NATIONAL ASSOCIATION, a national banking association, whose address is 135 South LaSalle Street, Chicago, Illinois 60603 (the "BANK").

                                   BACKGROUND

         A. The Bank and the Assignor have entered into a financing arrangement evidenced by (i) that certain Amended and Restated Loan and Security Agreement dated as of April 30, 2003 as amended by that certain First Amendment to Amended and Restated Loan and Security Agreement dated as of July 14, 2003 and that certain Second Amendment to Amended and Restated Loan and Security Agreement dated April 30, 2004 (collectively, the "LOAN AGREEMENT"), pursuant to which the Bank may extend loans and other financial accommodations to the Assignor, and
(ii) the other documents referred to, related to, or contemplated in said Loan Agreement (the foregoing agreements and documents, along with the Loan Agreement, as amended, modified and supplemented from time to time are collectively referred to as the "LOAN DOCUMENTS").

         B. As a condition to entering into the Second Amendment, and as additional security for the repayment of all of the Obligations (as defined in the Loan Agreement), the Bank has required that Assignor assign to the Bank all the rights of Assignor in and to the net proceeds due Assignor under that certain [______________________] dated as of [___________] by and between
Assignor and [____________] (the "Real Estate Contract") for the sale of the real and personal property located at [________________], [_________], Mississippi (the "Property").

         NOW THEREFORE, in consideration of the premises and of the mutual covenants set forth herein, and to secure the payment and performance of the Obligations, Assignor agrees as follows:

         1. Assignment of Proceeds. Subject to the terms and provisions of this Assignment, and as collateral security for the payment and performance of the Obligations, Assignor hereby assigns, transfers and sets over to the Bank all of Assignor's right, title and interest in all of the net proceeds due Assignor under the Real Estate Contract after payment of (i) the Senior Mortgage Indebtedness with regard to the Property, if any (as defined in the Loan Agreement), (ii) reasonable and customary costs of sale of the Property and
(iii) deduction of the amount of Seller financing of the purchase price of the Property, not to exceed fifteen percent (15%) of the gross purchase price as set forth in the Real Estate Contract, pursuant to the terms and conditions of the Real Estate Contract.

         2. Representations, Warranties and Promises. To the best of Assignor's knowledge, after due inquiry, Assignor represents, warrants and agrees:

                  (a) The Real Estate Contract is valid and enforceable and has not been altered, modified or amended in any manner whatsoever;

                  (b) Assignor is not in default under any of the terms, covenants or conditions of the Real Estate Contract; and

                  (c) Assignor shall not, without the Bank's prior written consent, assign or transfer all or any portion of the Real Estate Contract on the proceeds due Assignor thereunder to any other party.

         3. Events of Default. Assignor shall be in default under this Assignment upon the occurrence of any one or more of the following events or conditions:

                  (a) Any failure of Assignor to comply with any of the terms and conditions hereof or the Real Estate Contract, which failure remains uncured after any applicable notice or grace period;

                  (b) the occurrence of any Event of Default under the Loan Agreement which remains uncured after any applicable notice or grace period;

                  (c) the occurrence of a default or an event of default under any of the other Loan Documents which remains uncured after any applicable notice or grace period; and

                  (d) breach of any warranty, representation or promise in any material respect made by Assignor under this Assignment.

         4. Right of the Bank Upon Default. After the occurrence of an Event of Default Assignor agrees that, at the option of the Bank and in addition to such other rights and remedies as may be afforded to the Bank under the Loan Document, by law or in equity, the Bank shall have the right, without giving notice to or obtaining the consent of Assignor, to exercise, enforce or avail itself of any of the rights, powers, privileges, authorizations or benefits assigned and transferred to the Bank pursuant to this Assignment.

         5. Appointment of the Bank. Assignor does hereby irrevocably appoint the Bank as Assignor's true and lawful attorney, with full power (in the name of Assignor or otherwise) to, after an Event of Default, enforce compliance by any other party with any term or provision of the Real Estate Contract, to endorse each and every check or other instrument or order in connection therewith, and to file any claim, take any action, or institute any proceeding which the Bank may deem to be necessary or advisable.

         6. Non-Assumption. This Assignment shall not be construed in any manner whatsoever as an assumption by the Bank of any of the obligations of Assignor under the Real Estate Contract or otherwise.

         7. Indemnification. Assignor shall and does hereby agree to indemnify the Bank for, and to hold the Bank harmless from any and all liability, loss or damage which may or might be incurred under the Real Estate Contract or under or by reason of this Assignment and for any and all claims and demands whatsoever which may be asserted against the Bank by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in the Real Estate Contract, except to the extent any such loss is due to the Bank's gross negligence or willful misconduct.

         8. Law Governing. This Assignment and the rights and obligations of the parties hereunder shall be construed and interpreted in accordance with the laws of the State of Illinois applicable to agreements made and to be wholly performed in such state.

         9. Assigns. This Assignment and all rights and liabilities hereunder shall inure to the benefit of the Bank and its successors and assigns, and shall be binding on the Assignor and Assignor's administrators, successors and assigns.

         10. Miscellaneous. All terms used in this Assignment which are not defined herein but are defined in the Loan Agreement shall have the meanings ascribed to them therein. It is further clarified that the bank's rights under paragraphs 4 and 5 hereof may be exercised only after the occurrence of an Event of Default.

         Assignor acknowledges that this Assignment is and shall be effective upon execution by the Assignor and delivery to and acceptance hereof by the Bank, and it shall not be necessary for the Bank to execute any acceptance hereof or otherwise to signify or express its acceptance hereof to Assignor.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the Assignor and the Bank have executed this Collateral Assignment of Proceeds Agreement as of the date first above written.

                                    ASSIGNOR:

                                    ARLINGTON HOSPITALITY, INC.,
                                    a Delaware corporation


                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

                                    Attest:

                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------



                                    AP HOTELS OF MISSISSIPPI, INC., a
                                    [_________] corporation


                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------



                                    Agreed and accepted:

                                    BANK:

                                    LASALLE BANK NATIONAL ASSOCIATION,
                                    a national banking association


                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------



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